Exhibit 99.1

          IDT Reports Fiscal Q3 2006 Results; Revenue Growth and EPS at High End of Company's Forecast

    SAN JOSE, Calif.--(BUSINESS WIRE)--Jan. 26, 2006--IDT(TM) (Integrated Device Technology, Inc.)(Nasdaq: IDTI), a vital semiconductor solutions supplier, today announced results for the third quarter of its 2006 fiscal year, ended January 1, 2006. The Company's revenues and non-GAAP EPS for the quarter were at the high end of the Company's projections provided on the second quarter earnings call on November 8, 2005. These results reflect the first full quarter of results for the combined company following the Company's merger with Integrated Circuit Systems (ICS), as well as growth in the Company's end markets.
    The following highlights the Company's financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges and gains in accordance with GAAP, which are excluded from non-GAAP results based on management's determination that they are not directly reflective of on-going operations.

    -- Revenues for the fiscal third quarter were $160.8 million, an increase of 52 percent compared to the second quarter of fiscal 2006, and an increase of 68 percent from the third quarter of fiscal 2005.

    -- Non-GAAP net income for the third quarter of fiscal 2006 was $27.8 million or $0.14 per diluted share, compared to net income of $11.2 million or $0.09 per diluted share in the second quarter of fiscal 2006. Non-GAAP net income for the third quarter of fiscal 2005 was $6.3 million, or $0.06 per diluted share.

    -- GAAP net loss for the third quarter was $42.3 million, or a loss of $0.21 per diluted share. This compares to a net loss of $19.5 million, or a loss of $0.16 per diluted share, for the second quarter of fiscal 2006. GAAP net income for the third quarter of fiscal 2005 was $3.3 million, or $0.03 per diluted share. Third quarter of fiscal 2006 GAAP results include $64.8 million of acquisition related charges (including $56.8 million in intangibles amortization), $4.1 million in taxes related to foreign earnings repatriation under the Homeland Investment Act (HIA) and $0.6 million in restructuring related charges. For further description and a complete reconciliation of GAAP to non-GAAP adjustments, please refer to the attached tables.

    "We are very pleased with our financial performance for the third quarter," said Greg Lang, president and CEO of IDT. "Strong customer demand for our products serving the PC and communications end markets, particularly in the enterprise sub-segment, enabled us to deliver results at the high end of our forecast. Our integration of ICS is on track and we are beginning to realize synergies relating to this merger. Our profitability in the third quarter reflects the benefits of the merger integration as well as our own restructuring plans."

    Webcast and Conference Call Information

    Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. PST on January 26, 2006. The webcast replay will be available after 5 p.m. PST on January 26 through February 2, 2006.
    Investors can also listen to the live call at 1:30 p.m. PST January 26, 2006 by calling (888) 423-3271 or (612) 332-0530. The conference call replay will be available after 5 p.m. PST on January 26 through 11:59 p.m. PST on February 2, 2006 at (800) 475-6701 or
(320) 365-3844. The access code is 811507.

    Investor Information

    IDT stock is traded on the NASDAQ Stock Market(R) under the symbol "IDTI." The company is included in the S&P 1000, which is a combination of the S&P MidCap 400 and S&P SmallCap 600 Indices, and is also part of the S&P SuperComposite 1500, which combines the S&P 500, MidCap 400, and SmallCap 600. Additional information about IDT is accessible at www.IDT.com.

    About IDT

    IDT is a world leader in developing and delivering vital semiconductor solutions that enable customers to accelerate innovation. IDT solutions help customers solve complex system design challenges associated with the evolving requirements of communications, computing and consumer applications. By leveraging its system knowledge and extensive blend of technologies, IDT is able to deliver essential solutions, including timing products, network search engines, flow-control management ICs and products for standards-based serial switching. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world.

    Forward Looking Statements

    Investors are cautioned that forward-looking statements in this release involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and supply of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, including integration of both ICS and the assets we recently acquired from Freescale, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the year ended April 3, 2005 and Quarterly Report on Form 10-Q for the period ended October 2, 2005.

    IDT and the IDT logo are trademarks of Integrated Device
Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.




                  INTEGRATED DEVICE TECHNOLOGY, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (Unaudited)

(In thousands, except per share data)

                         Three Months Ended         Nine Months Ended
----------------------------------------------------------------------
                       Jan. 1,   Oct. 2,  Jan. 2,   Jan. 1,   Jan. 2,
                       2006 (a)  2005 (a)    2005   2006 (a)     2005
                      --------- --------- -------- --------- ---------

Revenues              $160,792  $105,689  $95,658  $360,319  $293,636

Cost of revenues       115,358    67,129   49,833   234,083   146,441

Restructuring and
 Asset Impairment         (164)    2,821      213     2,206    (1,581)
                      --------- --------- -------- --------- ---------


Gross profit            45,598    35,739   45,612   124,030   148,776
                      --------- --------- -------- --------- ---------

Operating expenses:

 Research and
  development           36,229    28,081   26,365    91,766    77,815

 Selling, general and
  administrative        47,844    25,657   18,291    92,562    55,479

 Acquired in-process
  research and
  development             (200)    2,500       29     2,300     1,765
                      --------- --------- -------- --------- ---------

Total operating
 expenses               83,873    56,238   44,685   186,628   135,059
                      --------- --------- -------- --------- ---------

Operating income
 (loss)                (38,275)  (20,499)     927   (62,598)   13,717

Interest expense           (61)      (63)     (13)     (135)      (86)

Other-than-temporary
 impairment of
 investments                --        --       --    (1,705)  (12,831)

Interest income and
 other, net              3,005     3,167    3,657    10,074     8,986
                      --------- --------- -------- --------- ---------

Income (loss) before
 income taxes          (35,331)  (17,395)   4,571   (54,364)    9,786

Provision for income
 taxes                   6,957     2,065    1,223       804     2,632
                      --------- --------- -------- --------- ---------

Net income (loss)     $(42,288) $(19,460) $ 3,348  $(55,168) $  7,154
                      ========= ========= ======== ========= =========


Net income (loss)
 per share:

Basic                 $  (0.21) $  (0.16) $  0.03  $  (0.38) $   0.07

Diluted               $  (0.21) $  (0.16) $  0.03  $  (0.38) $   0.07

Weighted average
 shares:

Basic                  199,568   124,507  105,806   143,516   105,992

Diluted                199,568   124,507  107,444   143,516   108,544



(a) The results of operations include the results of operations of ICS from September 16, 2005, the date of acquisition.




                  INTEGRATED DEVICE TECHNOLOGY, INC.
                         NON-GAAP ADJUSTMENTS
                              (Unaudited)

(In thousands)
                           Three Months Ended        Nine Months Ended
----------------------------------------------------------------------
                       Jan. 1,    Oct. 2,  Jan. 2,   Jan. 1,   Jan. 2,
                       2006 (a)   2005 (a)  2005     2006 (a)   2005
                     ----------  --------- -------  --------- --------


Net income (loss)     $(42,288)  $(19,460) $3,348   $(55,168)  $7,154
                     ----------  --------- -------  --------- --------

Non-GAAP adjustments:

 ICS Merger Related:

  Cost of goods
   sold:

   Amortization of
    acquisition
    related
    intangibles (1)
                        30,148      6,301      --     36,449       --

   Inventory FMV
    write-up (1)         3,507      4,799      --      8,306       --

   Restructuring
    charges (2)              4        278      --        282       --

   Acquisition
    related
    costs (3)              848         64      --        912       --

  Operating and
   Other Expenses:

   Acquired IPR&D
    (1)                   (200)     2,500      --      2,300       --

   Amortization of
    acquisition
    related
    intangibles (1)     20,702      3,885      --     24,587       --

   Restructuring
    charges (2)            719        168      --        887       --

   Acquisition
    related costs
    (3)                    664        (19)     --        645       --

   Loss on short-
    term
    investments (4)         --        892      --      2,597

 IDT Restructuring
  Related:

  Cost of goods
   sold:

   Restructuring
    charges (5)             30        119     322        667      347

   Facility closure
    costs (6)              481      3,580      33      6,313      272

   Operating and
    Other Expenses:

   Restructuring
    charges (5)            169        287      98      1,211      750

   Facility closure
    costs (6)             (154)     4,722      --      5,270       --

 Other:

  Cost of goods
   sold:

   Asset impairment
    (7)                   (168)       (92)   (109)      (824)  (1,903)

   Amortization of
    acquisition-
     related
     intangibles (8)     4,403      1,842   1,626      7,652    3,953

   Inventory FMV
    write-up (12)        2,032        142      --      2,174       --

   Acquisition
    related costs
    (9)                     62         --      --         62       --

   Patent
    settlement              --         --      --         --      (18)

  Operating and
   Other Expenses:

   Amortization of
    acquisition-
     related
     intangibles (8)     1,502        419     421      2,243    1,323

   Acquired IPR&D
    (8)                     --         --      29         --    1,765

   Acquisition
    related costs
    (9)                    449        462     507      1,409    1,593

   Loss on equity
    investments (10)        --         --      --              12,831

   Taxes (11)            4,897        342     (21)    (3,473)     (31)
                     ----------  --------- -------  --------- --------


Total Non-GAAP
 adjustments            70,095     30,691   2,906     99,669   20,882
                     ----------  --------- -------  --------- --------

Non-GAAP net income    $27,807    $11,231  $6,254    $44,501  $28,036
                     ==========  ========= =======  ========= ========



(a) The results of operations include the results of operations of ICS from September 16, 2005, the date of acquisition.

(1) Consists of costs related to our acquisition of ICS in Q2 2006, including amortization of acquired intangible assets, the FMV adjustment of acquired inventory sold, and acquired in-process research and development.

(2) Consists of restructuring costs related to our acquisition of ICS in Q2 2006, primarily composed of severance costs for IDT employees related to the elimination of duplicative functions.

(3) Consists of additional depreciation and above market rental costs resulting from purchase accounting and retention costs incurred in connection with the acquisition of ICS in Q2 2006.

(4) Consists of other-than-temporary impairment charges and losses on the sale of securities incurred primarily as a result of our acquisition of ICS.

(5) Consists of costs related to restructuring actions, all of which consist of severance and retention.

(6) Q3 2006 consists of costs associated with the exit of our leased facilities in Santa Clara, severance and retention payments associated with the closure of our Manila manufacturing plant and gains realized on the sale of equipment related to our Manila facility. Q3 2005 consists of costs associated with the closure of our Salinas facility.

(7) Consists of gains realized on the sale of assets related to our Salinas facility, which were previously impaired.

(8) Consists of costs related to our acquisition of assets from Freescale in Q2 2006, Zettacom in Q1 2005, TCAM3 acquisition from IBM in Q2 2004 and acquisitions of Newave and Solidum in Q1 2002 and Q3 2003, respectively. Newave-related costs include stock-based compensation and amortization of intangible assets. Others include only amortization of intangible assets.

(9) Q3 2006 consists of retention costs incurred in connection with our acquisition of Zettacom in Q1 2005, such as retention earned by former employees, rent payments for the former Zettacom facility, and transitional services provided. Q2 2006 and the nine months ended January 1, 2006 include retention costs associated with our acquisition of Freescale assets in Q2 2006 and Zettacom. The nine months ended January 2, 2005 include only costs associated with our acquisition of Zettacom.

(10) Consists of an impairment charge taken in Q1 2005 related to our investment in NetLogic.

(11) In addition to the tax effects of non-GAAP adjustments, Q3 2006 and Q2 2006 include tax associated with the repatriation of cash under the Homeland Investment Act (HIA) and Q3 2006 includes a book to 2005 tax return adjustment.

(12) Consists of the FMV adjustment of acquired inventory sold in conjunction with our acquisition of Freescale assets in Q2 2006.




                  INTEGRATED DEVICE TECHNOLOGY, INC.
                   NON-GAAP STATEMENTS OF OPERATIONS
                              (Unaudited)

(In thousands, except per share data)

                           Three Months Ended       Nine Months Ended
----------------------------------------------------------------------
                       Jan. 1,   Oct. 2,  Jan. 2,   Jan. 1,   Jan. 2,
                       2006 (a)  2005 (a)   2005    2006 (a)   2005
                     ---------- --------- -------- --------- ---------

Revenues              $160,792  $105,689  $95,658  $360,319  $293,636

Cost of Revenues        73,847    52,917   48,174   174,296   142,209
                     ---------- --------- -------- --------- ---------


Gross profit            86,945    52,772   47,484   186,023   151,427
                     ---------- --------- -------- --------- ---------

Operating expenses:

  Research and
   development          34,252    25,283   25,596    85,731    75,321

  Selling, general
   and
    administrative      25,431    18,531   18,034    62,006    54,307
                     ---------- --------- -------- --------- ---------

Total operating
 expenses               59,683    43,814   43,630   147,737   129,628
                     ---------- --------- -------- --------- ---------

Operating income        27,262     8,958    3,854    38,286    21,799

Interest expense           (61)      (63)     (13)     (135)      (86)

Interest income and
 other, net              2,666     4,059    3,657    10,627     8,986
                     ---------- --------- -------- --------- ---------

Income before income
 taxes                  29,867    12,954    7,498    48,778    30,699

Provision for income
 taxes                   2,060     1,723    1,244     4,277     2,663
                     ---------- --------- -------- --------- ---------

Net income            $ 27,807  $ 11,231  $ 6,254  $ 44,501  $ 28,036
                     ========== ========= ======== ========= =========


Net income per share:

Diluted               $   0.14  $   0.09  $  0.06  $   0.31  $   0.26

Weighted average
 shares:

Diluted                200,441   125,057  107,444   144,495   108,544



(a) The results of operations include the results of operations of ICS from September 16, 2005, the date of acquisition.

     Non-GAAP results exclude acquisition-related charges, and other expenses and benefits that management believes are not directly reflective of ongoing operations. These non-GAAP results are consistent with another way management internally analyzes IDT's results and may be useful; however, non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.



                  INTEGRATED DEVICE TECHNOLOGY, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                              (Unaudited)


                                       Jan. 1,    Oct. 2,     Apr. 3,
(In thousands)                          2006       2005        2005
----------------------------------------------------------------------

ASSETS

Current assets:

Cash and cash equivalents             $204,752   $177,535    $188,761

Short-term investments                  84,708     90,193     392,472

Accounts receivable, net                92,750     79,972      52,948

Inventories, net                        59,667     60,920      37,331

Prepaid and other current assets        22,449     13,490      11,292
                                    ----------------------------------

Total current assets                   464,326    422,110     682,804

Property, plant and equipment, net     120,383    136,007     124,570

Goodwill                             1,006,348    998,369      55,523

Acquisition-related intangibles        482,926    545,720      29,812

Other assets                            20,133     19,681       9,431
                                    ----------------------------------

TOTAL ASSETS                        $2,094,116 $2,121,887    $902,140
                                    ==================================



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                       $43,072    $38,187     $18,726

Accrued compensation and related
 expenses                               18,426     17,193      15,293

Deferred income on shipments to
 distributors                           30,469     20,274      19,478

Income taxes payable                    29,549     23,446      25,722

Other accrued liabilities               28,857     34,602      20,206
                                    ----------------------------------

Total current liabilities              150,373    133,702      99,425


Deferred tax liabilities                18,540     18,265       4,709

Long term liabilities                   15,339     17,163      10,890
                                    ----------------------------------

Total liabilities                      184,252    169,130     115,024


Stockholders' equity                 1,909,864  1,952,757     787,116
                                    ----------------------------------

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY               $2,094,116 $2,121,887    $902,140
                                    ==================================





    CONTACT: IDT Investor Relations
             Mike Knapp, 408-284-6515
             mike.knapp@idt.com
                   or
             IDT Worldwide Marketing
             Phil Bourekas, 408-284-8200
             phil.bourekas@idt.com
                  or
             Porter Novelli
             Brad Langley, 408-369-4600 ext. 636
             brad.langley@porternovelli.com